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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 August 23, 1996



                     Cargill Financial Services Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         Delaware                        333-10743               41-1492786
- ----------------------------            -----------          -----------------
(State or Other Jurisdiction            (Commission           (I.R.S. Employer
     of Incorporation)                  File Number)         Identification No.)

    6000 Clearwater Avenue                                          55343
    Minnetonka, Minnesota                                    ------------------
    ----------------------                                        (Zip Code)
     (Address of Principal
      Executive Offices)


       Registrant's telephone number, including area code (612) 984-3058


                                    No Change
- --------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 2.        Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

               Cargill Financial Services Corporation (the "Registrant") registered issuances of up to $1,034,000,000 principal amount of Mortgage Loan Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File Nos. 33-96500 and 333-10743) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Access Financial Mortgage Loan Trust 1996-3 (the "Trust") issued $206,597,000 in aggregate principal amount of its Mortgage Loan Pass-Through Certificates, Series 1996-3 (the "Certificates"), on August 27, 1996. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

               The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.2, dated as of August 1, 1996, among Cargill Financial Services Corporation, as sponsor (the "Sponsor"), Access Financial Lending Corp., as seller (the "Seller") and master servicer (the "Master Servicer"), and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). The Certificates consist of four classes of fixed rate certificates, the Class A-2 Group I Certificates, the Class A-3 Group I Certificates, the Class A-4 Group I
Certificates, the Class A-5 Group I Certificates (collectively, the "Class A Group I Certificates") and two classes of variable rate certificates, the Class A-1 Group I Certificates and the Class A-6 Group II Certificates (together, the "Class A Certificates"). In addition to the Class A Certificates, the Trust will also issue a subordinate Class of Certificates (the "Class B Certificates") and one or more Classes of Residual Certificates. Only the Class A Certificates were issued pursuant to the Registration Statement. The Certificates initially evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

               The assets of the Trust consist primarily of a pool of fixed-rate, amortizing mortgage loans and adjustable rate amortizing mortgage loans which are secured by first or second liens on residential properties (the "Mortgage Loans").

               Interest distributions on the Class A Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Pass-Through Rate for the Class A-1 Group I Certificates will be equal to the lesser of (i) the London interbank offered rate for one-month United States dollar deposits ("LIBOR") plus 0.120% per annum or (ii) the weighted average net coupon rate for the fixed rate mortgage loans



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as of the  payment  date.  The  Pass-Through  Rate  for the  Class  A-2  Group I
Certificates, the Class A-3 Group I Certificates and the Class A-4 Group I Certificates will be 6.900%, 7.250% and 7.500% per annum, respectively. The Pass-Through Rate for the Class A-5 Group I Certificates will be the lesser of
(i) 7.600%, provided however that if the Trustee has not solicited bids for the purchase of the Mortgage Loans by the 90th day following the first payment date on which the aggregate principal balance of the Mortgage Loans has declined to 10% or less of the original aggregate principal balance of the Mortgage Loans, 8.350% or (ii) the weighted average net coupon rate for the fixed rate mortgage loans as of the payment date. The Pass-Through Rate for the Class A-6 Group II Certificates will be equal to the lesser of (i) LIBOR plus 0.310% per annum and
(ii) the weighted average net coupon rate of the adjustable rate mortgage loans.

               The Class A-1 Group I Certificates have an aggregate principal amount of $44,843,000, the Class A-2 Group I Certificates have an aggregate principal amount of $28,572,000, the Class A-3 Group I Certificates have an aggregate principal amount of $13,552,000, the Class A-4 Group I Certificates have an aggregate principal amount of $10,000,000, the Class A-5 Group I Certificates have an aggregate principal amount of $10,744,000, and the Class A-6 Group II Certificates have an aggregate principal amount of $98,886,000.

               The Class B Certificates represent a beneficial ownership interest in a portion of the interest payments on the Mortgage Loans. Interest distributions on the Class B Certificates are calculated as described in the Pooling and Servicing Agreement.

               As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated October 19, 1995 and the Prospectus Supplement dated August 23, 1996, filed pursuant to Rule 424(b)(2) of the Act on August 28, 1996.




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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits:

               1.1 Underwriting Agreement, dated August 22, 1996, among Cargill Financial Services Corporation, Access Financial Lending Corp., Prudential Securities Incorporated and J.P. Morgan Securities Inc.

               4.1 Securitization Sponsorship Agreement, dated as of August 1, 1996 between Cargill Financial Services Corporation and Access Financial Lending Corp.

               4.2 Pooling and Servicing Agreement, dated as of August 1, 1996, among Cargill Financial Services Corporation, as sponsor, Access Financial Lending Corp., as seller and master servicer, and Norwest Bank Minnesota, National Association, as trustee.

               10.1 Indemnification Agreement, dated as of August 1, 1996, among Cargill Financial Services Corporation, Access Financial Lending Corp., Financial Guaranty Insurance Company, Prudential Securities Incorporated and J.P. Morgan Securities Inc.





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                                   SIGNATURES


               Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             CARGILL FINANCIAL  SERVICES  CORPORATION
                                 as Sponsor and on behalf of ACCESS
                                FINANCIAL MORTGAGE LOAN trust 1996-3
                             Registrant


                                              By: /s/ Kenneth M. Duncan
                                                 _______________________________
                                                  Name:   Kenneth M. Duncan
                                                  Title:  Senior Vice President


Dated:  September 5, 1996








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                                  EXHIBIT INDEX


    EXHIBIT NO.      DESCRIPTION                                                PAGE NO.
    -----------      -----------                                                --------
        1.1          Underwriting Agreement, dated August 22,
                     1996, among Cargill Financial Services
                     Corporation, Access Financial Lending
                     Corp., Prudential Securities Incorporated
                     and J.P. Morgan Securities Inc.

        4.1          Securitization Sponsorship Agreement,
                     dated as of August 1, 1996 between Cargill
                     Financial Services Corporation and Access
                     Financial Lending Corp.

        4.2 Pooling and Servicing Agreement, dated as of August 1, 1996, among Cargill Financial
                     Services Corporation, as sponsor, Access
                     Financial Lending Corp., as seller and
                     master servicer, and Norwest Bank
                     Minnesota, National Association, as
                     trustee.

       10.1          Indemnification Agreement, dated as of
                     August 1, 1996, among Cargill Financial
                     Services Corporation, Access Financial
                     Lending Corp., Financial Guaranty
                     Insurance Company, Prudential Securities
                     Incorporated and J.P. Morgan Securities
                     Inc.





                     STATEMENT OF DIFFERENCES
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       The section mark symbol shall be expressed as.... 'ss'



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